Supplement to the
Fidelity® Tactical Bond ETF
December 30, 2023
Summary Prospectus

The following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Brian Day (Co-Portfolio Manager) has managed the fund since 2024.
Celso Munoz (Co-Portfolio Manager) has managed the fund since 2024.
Stacie Ware (Co-Portfolio Manager) has managed the fund since 2024.
It is expected that Mr. Moore will retire effective on or about December 31, 2024. At that time, he will no longer serve as a Co-Portfolio Manager of Fidelity® Tactical Bond ETF.
TBE-SUSTK-1024-101 1.9910178.101	October 1, 2024